Going Concern	12 Months Ended
Dec. 31, 2015
Going Concern [Abstract]
Going Concern
3. Going Concern

During the fourth quarter of 2015 and first quarter of 2016, the Company reached agreements for the extinguishment and restructuring of its debt obligations with all of its lenders, as discussed in Note 8.

The Company has experienced net losses and has a shareholders' deficit, which have affected, and which are expected to continue to affect, its ability to satisfy its obligations under the senior unsecured notes. The Company has also been unable to generate positive cash flows from operating activities. For the years ended December 31, 2014 and 2015, the Company's net cash used in operating activities was $6,181,843 and $7,262,133, respectively. As of December 31, 2015, the Company's cash and cash equivalents were nil and current liabilities amounted to $152,428,834 including $144,673,901 of debt. As described in Note 8, the Company is in default under its senior unsecured notes obligations. Thus, as of December 31, 2015, the Company has classified its long-term debt, net of deferred financing costs, as current, along with the associated restricted cash and interest rate swap liabilities. Furthermore, based on the Company's cash flow projections, cash on hand and cash provided by operating activities will not be sufficient to cover the liquidity needs that become due in the twelve-month period ending December 31, 2016. The Company's existence is dependent upon its ability to convert the outstanding senior unsecured notes to shares of its common stock through the exchange agreements, discussed in Note 8, which the Company is currently in the process of attempting to secure. If repayment of all of the Company's indebtedness was accelerated as a result of its current event of default, the Company may not have sufficient funds at the time of acceleration to repay its indebtedness and it may not be able to find additional or alternative financing to refinance any such accelerated obligations on terms acceptable to the Company or on any terms, which could have a material adverse effect on its ability to continue as a going concern.

The above conditions raise substantial doubt about the Company's ability to continue as a going concern. The Company is also exploring several alternatives aiming to manage its working capital requirements and other commitments, including additional bank debt, future equity or debt security offerings including convertible notes, and potential sale of assets. If the Company is unable to arrange debt financing for its newbuilding vessels or extend the respective deliveries from the shipyards, it is probable that the Company may also consider selling the respective newbuilding contracts. As management believes that the negotiations will be successful, the consolidated financial statements were prepared assuming that the Company will continue as a going concern. Therefore, the accompanying consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded assets and liabilities, or any other adjustments that might result in the event the Company is unable to continue as a going concern.